UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
August 19, 2005
CENTRA FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

West Virginia	000-49699	55-0770610

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant’s telephone number, including area code: (304) 581-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Exhibits
Item 2.02 Results of Operations and Financial Condition
Signatures
EX-99

Item 9.01 Exhibits
     (c) Exhibits.
     99 — Second Quarter 2005 Quarterly Report
Item 2.02 Results of Operations and Financial Condition
     On August 24, 2005, Centra Financial Holdings, Inc. reported its earnings for its second quarter ended June 30, 2005, as described in the Second Quarter 2005 Quarterly Report attached as Exhibit 99 and incorporated herein by reference.

Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 24, 2005	Centra Financial Holdings, Inc.
	By:	/s/ Douglas J. Leech
Douglas J. Leech, President and
Chief Executive Officer